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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

THE RMR GROUP INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notice of 2017 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, March 29, 2017 at 9:30 a.m., Eastern time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

THE RMR GROUP INC.

It is our pleasure to invite you to join our Board of Directors and executive officers at The RMR Group Inc.'s 2017 Annual Meeting of Shareholders in Newton, Massachusetts. The enclosed Notice of 2017 Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the 2017 Annual Meeting of Shareholders.

Your support is important to us and to our Company. I encourage you to use telephone or internet methods or sign and return a proxy card/voting instruction form to authorize your proxy prior to the meeting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued investment in our Company.

January 27, 2017

On behalf of the Board of Directors,

Walter C. Watkins, Jr.
Chair of the Nominating and Governance Committee

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

March 29, 2017

9:30 a.m., Eastern time

The RMR Group Headquarters
Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Director nominees identified in the accompanying Proxy Statement to the Company's Board of Directors;

2.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

The Board of Directors set January 26, 2017 as the record date for the meeting. This means that owners of record of shares of common stock of the Company as of the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any postponements or adjournments of the meeting.

PROXY VOTING

Shareholders as of the close of business on the record date are invited to attend the 2017 Annual Meeting. All shareholders are encouraged to vote in advance of the 2017 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

January 27, 2017

Newton, Massachusetts

By Order of the Board of Directors,

Jennifer B. Clark
Executive Vice President, General Counsel and Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2017 Annual Meeting. See the "Voting Information" section on page 2 for information about authorizing a proxy by telephone or internet, or how to attend the 2017 Annual Meeting and vote shares in person.

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VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

Your vote is important.

ELIGIBILITY TO VOTE

You can vote if you were a shareholder of record at the close of business on January 26, 2017.

PROPOSALS THAT REQUIRE YOUR VOTE:

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 11	FOR	Plurality of all votes cast
2	Ratification of Independent Auditors*	Page 51	FOR	Majority of all votes cast

  *
  Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m. Eastern time on March 28, 2017 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m. Eastern time on March 28, 2017 to authorize a proxy BY TELEPHONE.
You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail
Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

  •
  Review and download easy to read versions of our Proxy Statement and Annual Report.

  •
  Sign up for future electronic delivery to reduce the impact on the environment.

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 14 beginning on page 9 of "Questions and Answers" for important details on admission requirements.

THE RMR GROUP INC.     2017 Proxy Statement    2

SUMMARY OF PROPOSALS

This summary highlights matters for consideration by shareholders at our 2017 Annual Meeting. You should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

BOARD NOMINEES (page 13)

Shareholders are being asked to elect five directors to our Company's Board of Directors.

NAME OF DIRECTOR	AGE	OCCUPATION	COMMITTEE MEMBERSHIPS

Ann Logan	62	Retired executive of Fannie Mae	Audit (Chair), Compensation and Nominating and Governance Committees
Rosen Plevneliev	52	Former President of the Republic of Bulgaria	If elected, we expect that Mr. Plevneliev will be appointed to the Audit, Compensation and Nominating and Governance Committees
Adam D. Portnoy	46	Managing Director of the Company and President and Chief Executive Officer of the Company and The RMR Group LLC	Compensation and Nominating and Governance Committees
Barry M. Portnoy	71	Managing Director of the Company and Chairman of The RMR Group LLC	Compensation (Chair), Nominating and Governance Committees
Walter C. Watkins, Jr.	70	Principal of WCW Enterprises, LLC, retired executive of Bank One Corporation	Audit, Compensation and Nominating and Governance (Chair) Committees

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (page 51)

Shareholders are being asked to ratify the appointment of Ernst & Young LLP as independent auditors of The RMR Group Inc. for the Company's fiscal year ending September 30, 2017. The Company's Audit Committee evaluates the performance of the Company's independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the cost, quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on its consideration of these matters, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending September 30, 2017.

THE RMR GROUP INC.     2017 Proxy Statement    3

Two Newton Place
255 Washington Street, Suite 300
Newton, Massachusetts 02458

January 27, 2017

PROXY STATEMENT

The Board of Directors (the "Board") is furnishing this Proxy Statement to solicit proxies to be voted at the 2017 Annual Meeting of Shareholders (the "2017 Annual Meeting") of The RMR Group Inc., a Maryland corporation (together with its direct or indirect subsidiaries, the "Company," "we," "us" or "our"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, March 29, 2017, at 9:30 a.m., Eastern time.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company commenced mailing to its shareholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access the Company's Proxy Statement and its 2016 Annual Report on Form 10-K on or about January 27, 2017.

All properly executed written proxies, and all properly completed proxies submitted by telephone or internet, that are delivered pursuant to this solicitation will be voted at the 2017 Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to it being exercised at the meeting. These proxies also may be voted at any postponements or adjournments of the meeting.

Only owners of record of shares of common stock of the Company as of the close of business on January 26, 2017, the record date for the meeting (the "Record Date"), are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of shares of our Class A Common Stock ("Class A Common Shares") are entitled to one vote for each Class A Common Share held on the Record Date, holders of shares of our Class B-1 Common Stock ("Class B-1 Common Shares") are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of shares of our Class B-2 Common Stock ("Class B-2 Common Shares," and, together with Class A Common Shares and Class B-1 Common Shares, "Common Shares") are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the 2017 Annual Meeting of Shareholders. Our Class A Common Shares are listed on the NASDAQ Stock Market LLC ("NASDAQ"). On January 26, 2017, there were 15,082,342 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MARCH 29, 2017.

The Notice of 2017 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended September 30, 2016, are available at www.proxyvote.com.

THE RMR GROUP INC.     2017 Proxy Statement    4

QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2017 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Company's Annual Report on Form 10-K to shareholders for the fiscal year ended September 30, 2016 (the "Annual Report" and, together with the other materials, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2017 Annual Meeting: Adam D. Portnoy, Managing Director, President and Chief Executive Officer; Jennifer B. Clark, Executive Vice President, General Counsel and Secretary; and Barry M. Portnoy, Managing Director.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Class A Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Class A Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Class A Common Shares you hold of record and separate voting instruction information for the shares from the bank, broker or other nominee through which you own Class A Common Shares.

3. What different methods can I use to vote?

By Written Proxy. All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern time on March 28, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet. All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or

THE RMR GROUP INC.     2017 Proxy Statement    5

proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m. Eastern time on March 28, 2017 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m. Eastern time on the day immediately preceding the date of the reconvened meeting.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 15.

4. Who may vote at the 2017 Annual Meeting?

Holders of record of Class A Common Shares, Class B-1 Common Shares or Class B-2 Common Shares as of the close of business on January 26, 2016, the Record Date, may vote at the meeting. Holders of Class A Common Shares are entitled to one vote for each Class A Common Share held on the Record Date. Holders of Class B-1 Common Shares are entitled to ten votes for each Class B-1 Common Share held on the Record Date and holders of Class B-2 Common Shares are entitled to ten votes for each Class B-2 Common Share held on the Record Date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at the meeting. As of the close of business on the Record Date, there were 15,082,432 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares entitled to vote at the meeting.

5. What are my voting choices for each of the proposals to be voted on at the 2017 Annual Meeting and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Directors	• vote in favor of all five Director nominees;
• withhold your vote for all Director nominees; or
• vote in favor of one or more Director nominees and withhold your vote for the other Director nominee(s).
	The Board recommends a vote FOR all Director nominees.	Plurality of all votes cast
Item 2: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors*	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of all votes cast

  *
  The Audit Committee, 100% comprised of Independent Directors, appoints the Company's independent auditors. Your vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this shareholder vote when it determines to appoint the Company's independent auditors in the future.

THE RMR GROUP INC.     2017 Proxy Statement    6

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy card or authorizing a proxy by internet or telephone?

If you return a signed proxy card or authorize a proxy by internet or telephone and do not specify a choice for a matter, you will be instructing your proxy to vote in the manner recommended by our Board on that matter:

  •
  FOR the election of all Director nominees identified in this Proxy Statement; and

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  FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, the following applies:

  •
  Non-Discretionary Items.  The election of Directors is a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The result of the inability of a broker, bank or other nominee to vote on a non-discretionary item for which it has not received specific voting instructions from beneficial owners is referred to as a broker non-vote.

  •
  Discretionary Items.  The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2017 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2017 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on Items 1 or 2 to be voted on at the 2017 Annual Meeting. A proxy marked "WITHHOLD" with respect to Item 1 will have the same effect as an abstention. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Item 1. There can be no broker non-votes on Item 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

9. What may I do if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is exercised at the 2017 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 15).

THE RMR GROUP INC.     2017 Proxy Statement    7

A shareholder's attendance at the 2017 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2017 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

10. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2017 Annual Meeting.

Instead of receiving future copies of the proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will save us the cost of printing and mailing documents, and also will give you an electronic link to the proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

11. When will the Company announce the voting results?

The Company will report the final results in a Current Report on Form 8-K filed with the SEC following the completion of the 2017 Annual Meeting.

12. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Class A Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials. Proxies may also be solicited, without additional compensation, by the Company's and its subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

13. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2017 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

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2017 Annual Meeting Information

14. How do I attend the 2017 Annual Meeting in person?

IMPORTANT NOTE: If you plan to attend the 2017 Annual Meeting, you must follow these instructions to ensure admission.

All attendees need to bring photo identification for admission. Please note that cameras and audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Directors and officers, shareholders as of the Record Date (January 26, 2017) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

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  Record owners: If you are a shareholder who holds shares directly, you need not present any documentation to attend the 2017 Annual Meeting, other than photo identification.

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  Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank or other nominee, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 15.

  •
  Authorized named representatives: If you are a shareholder as of the Record Date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify us of your intent by regular mail to our Secretary, by e-mail to secretary@rmrgroup.com or by fax to (617) 796-8230. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, March 22, 2017, or if the meeting is postponed or adjourned to a later date, on or before the 5th business day before the reconvened meeting.

Please include the following information when submitting your request:

  (1)
  Your name and complete mailing address;

  (2)
  Proof that you owned shares of the Company as of January 26, 2017 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

  (3)
  A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. For admission to the meeting, the photo ID presented must match the documentation provided in response to item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8230.

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15. How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2017 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 14 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 14. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

16. How can I view or request copies of the Company's SEC filings and other documents?

Our website contains the Company's Governance Guidelines, Board committee charters, Code of Business Conduct and Ethics (the "Code") and SEC filings, and Forms 3, 4 and 5 filed by the Company's Directors and executive officers. To view these documents, go to www.rmrgroup.com, click on "Investors."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

17. How can I communicate with the Company's Directors?

Any shareholder or other interested person who wants to communicate with the Company's Directors, individually or as a group, should fill out a report at the Company's website, www.rmrgroup.com, call the Company's toll free confidential message system at (866) 511-5038 or write to the party for whom the communication is intended, c/o Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The communication will then be delivered to the appropriate party or parties.

18. How do I submit a proposal for action at the 2018 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2018 Annual Meeting of Shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by September 29, 2017.

  •
  For a nomination or proposal to be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, the proposal must be received by the Company not later than December 13, 2017.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 32 of this Proxy Statement.

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ELECTION OF DIRECTORS (ITEM 1)

The Board serves as the decision making body of the Company. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

In accordance with our Charter and Bylaws, the number of Directors on the Board is currently set at five members, three of whom must be Independent Directors and two of whom must be Managing Directors. The Board currently consists of four members, two Independent Directors and two Managing Directors, and has one vacant Director position.

A plurality of all the votes cast at the meeting is required to elect a Director at the 2017 Annual Meeting.

Director Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Directors, officers or shareholders or by others.

Shareholder Recommendations for Nominees. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o The RMR Group Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail to secretary@rmrgroup.com. A shareholder's recommendation should include any information that the recommending shareholder believes relevant or helpful to the Nominating and Governance Committee's consideration. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Director Qualifications

Directors are responsible for overseeing the management of the Company's business and affairs. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Directors, qualifications applicable to Independent Directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Director. The Board currently consists of four Directors, including two Managing Directors and two Independent Directors, and has one vacant Director position. Independent Directors are Directors who are not employees of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of NASDAQ and the SEC. Managing Directors are Directors who are not Independent Directors and who have been employees of the Company or any of its subsidiaries or involved in the day to day activities of the Company, any of its subsidiaries or any of their predecessors for at least one year prior to such Director's election. The Board and the Nominating and Governance Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be

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able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Director candidate be a person of high integrity with a proven record of success in his or her field. Each Director candidate must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Director candidates to assess intangible qualities, including the individual's ability to ask appropriate questions and to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Director, but due consideration is given to the Board's overall balance of diversity of perspectives, backgrounds and experiences.

Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage those risks.	• Risk oversight/management expertise. • Service on other public company boards and committees. • Operating business experience.

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy.

•

Knowledge of asset management and commercial real estate industries.

•

Familiarity with client company sectors.

•

Management/leadership experience.

•

Knowledge of the Company's historical business activities.

•

Familiarity with the public capital markets.

•

Work experience.

The Board meets frequently and, at times, on short notice to consider time sensitive issues.	• Sufficient time and availability to devote to Board and committee matters. • Practical wisdom and mature judgment.

The full Board be comprised of two Managing Directors and three Independent Directors.	• Qualifying as a Managing Director in accordance with the requirements of our Bylaws. • Qualifying as an Independent Director in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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2017 Nominees for Director

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Adam D. Portnoy, and Barry M. Portnoy for election as Managing Directors and Ann Logan, Rosen Plevneliev and Walter C. Watkins, Jr. for election as Independent Directors. Each of the Director nominees currently serves on the Board other than Rosen Plevneliev, whom the Nominating and Governance Committee has recommended to fill the current vacancy. If elected, each nominee would serve until the Company's 2018 Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Director nominees would contribute to an effective Board serving the Company's long term best interests. The Board and the Nominating and Governance Committee believe that the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management. Below is a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude such person is currently qualified to serve as a Director.

The Board of Directors recommends a vote "FOR" the election of all Director nominees.

Directors and Executive Officers

The following is some important biographical information, including the ages and recent principal occupations, as of January 26, 2017, of the Director nominees (all of whom except for Rosen Plevneliev currently serve on the Board) and the Company's executive officers. The business address of the Director nominees and executive officers is c/o The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Director nominee's biography below are the attributes of that Director nominee consistent with the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Director nominee's qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Director, please see "Election of Directors" beginning on page 11.

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Directors and Director Nominees

Ann Logan

Independent Director since 2015

Term: Term expiring at the 2017 Annual Meeting of Shareholders

Age: 62

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: None

Ms. Logan was previously employed in various executive capacities at Fannie Mae, a U.S. Government sponsored enterprise with various classes of publicly owned securities, including as executive vice president of the single family mortgage business from 1998 to 2000 and as executive vice president and chief credit officer from 1993 to 1998. Since her employment at Fannie Mae, Ms. Logan has been involved in a number of nonprofit organizations, including serving on the boards of The Washington School for Girls and Georgetown Preparatory School and she currently serves as chair of the board of trustees of Bryn Mawr College. Ms. Logan previously served from 2005 to 2010 as a member of the board of directors of PHH Corporation, a New York Stock Exchange listed company providing real estate mortgage and automotive fleet services, where she was chair of the risk management committee and served on the audit and compensation committees. During 2014, Ms. Logan served on the board of trustees of Equity Commonwealth where she served on the audit, compensation and nominating and governance committees.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in the real estate mortgage and credit industries;

•

valuable perspective on the broader real estate industry;

•

professional skills, training and expertise in finance and risk management matters;

•

demonstrated management ability;

•

service on boards and board committees and experience as a senior executive of a public company; and

•

qualifying as an Independent Director in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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Rosen Plevneliev

New Nominee for Independent Director for a Term expiring at the 2018 Annual Meeting of Shareholders

Age: 52

Other Public Company Boards: None

Mr. Plevneliev is the former president of the Republic of Bulgaria, having served from January 22, 2012 to January 22, 2017. From 2009 to 2011, he served as Bulgaria's Minister of Regional Development and Public Works, overseeing the country's infrastructure, communications and development projects. Prior to government service, Mr. Plevneliev was a partner and chief executive officer of IRIS International Ltd, a construction management firm that he founded in 1990, and managed several prominent projects in Germany and Bulgaria, including the Reichstag, Munich Airport, and the Sofia Business Park, the first business park in Bulgaria and the largest office park in southeastern Europe. Mr. Plevneliev is a former member of the board of directors of the American Chamber of Commerce in Bulgaria, the board of the Confederation of Employers and Industrialists in Bulgaria and the board of the "For Our Children" Foundation.

Specific Qualifications, Attributes, Skills and Experience:

•

executive experience and demonstrated leadership ability as a former head of state;

•

experience heading large scale real estate construction and development projects in both the public and private sectors;

•

experience as a senior executive of a construction management company; and

•

qualifying as an Independent Director in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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Adam D. Portnoy

Managing Director since 2015

Term: Term expiring at the 2017 Annual Meeting of Shareholders

Age: 46

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 2007); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Select Income REIT (since 2011); and Senior Housing Properties Trust (since 2007)

Mr. Portnoy has been one of our Managing Directors, our President and our Chief Executive Officer since shortly after our formation. Mr. Portnoy was a director of The RMR Group LLC ("RMR LLC") from 2006 until June 5, 2015 when RMR LLC became our majority owned subsidiary and we became RMR LLC's managing member. Mr. Portnoy has been a director, the president and chief executive officer of Tremont Realty Advisors LLC since March 2016, a director and the president of RMR Advisors LLC since 2007 and chief executive officer of RMR Advisors LLC since 2015. Mr. Portnoy is an owner, trustee and officer of ABP Trust, our controlling shareholder. Mr. Portnoy is an owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy serves as a managing trustee of RMR Real Estate Income Fund and served as president from 2007 to 2015 and as president of Government Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and ABN AMRO and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as CEO of a privately financed Internet telecommunication company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts, and previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

key leadership position with the Company and its subsidiaries and demonstrated management ability;

•

public company director service;

•

experience in investment banking and private equity;

•

institutional knowledge earned through service on boards of trustees and directors of our clients and familiarity with our client companies' businesses; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Barry M. Portnoy

Managing Director since 2015

Term: Term expiring at the 2017 Annual Meeting of Shareholders

Age: 71

Board Committees: Compensation; Nominating and Governance

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 1995); Select Income REIT SIR (since 2011); Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund, including its predecessor funds (since 2002); and TravelCenters of America LLC (since 2006)

Mr. Portnoy has been one of our Managing Directors since shortly after our formation. Mr. Portnoy is a Chairman of RMR LLC and was a director of RMR LLC from its founding in 1986 until June 5, 2015 when RMR LLC became our majority owned subsidiary and we became RMR LLC's managing member. Mr. Portnoy is an owner and trustee of ABP Trust, our controlling shareholder. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016, Chairman of RMR Advisors LLC since 2015 and a director and a vice president of RMR Advisors LLC since its founding in 2002. Mr. Portnoy also serves as a managing trustee of RMR Real Estate Income Fund. Mr. Portnoy has been an owner and director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy was a trustee of Equity Commonwealth from its founding in 1986 until 2014. Prior to his becoming a full time employee of RMR LLC in 1997, Mr. Portnoy was a partner in, and chairman of, the law firm of Sullivan & Worcester LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

extensive experience, in and knowledge of, the senior living, travel center and hospitality industries;

•

leadership position with the Company and its subsidiaries;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge earned through service on boards of trustees and directors of our clients and familiarity with our client companies' businesses; and

•

qualifying as a Managing Director in accordance with the requirements of our Bylaws.

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Walter C. Watkins, Jr.

Independent Director since 2015

Term: Term expiring at the 2017 Annual Meeting of Shareholders

Age: 70

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: None

Mr. Watkins is the principal of WCW Enterprises, LLC, which he founded in 2000 to provide business consulting services and manage certain private investments. Prior to founding WCW Enterprises, Mr. Watkins served in various executive capacities at Bank One Corporation (the successor to First Chicago NBD, NBD Bancorp and National Bank of Detroit) from 1968 to 2000, including serving as executive vice president and president of Bank One, Michigan. As executive vice president, he was responsible for middle market banking in Michigan, Ohio and Kentucky, from 1998 to 2000. As president of Bank One, Michigan, he was the bank's primary public spokesman, community liaison and business coordinator for the state of Michigan. Mr. Watkins served as the chief development officer for the City of Detroit from 2002 to 2006 and the interim chief executive officer of Detroit Regional Convention Facility Authority from 2009 to 2010. Mr. Watkins is a member of the board of Detroit Economic Growth Corporation. His past board affiliations include Health Alliance Plan, Detroit Medical Center, Detroit Regional Chamber of Commerce, United Way of Southeast Michigan and Fisk University.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

work on community boards and committees;

•

experience as a senior executive officer of a large banking business;

•

financial background; and

•

qualifying as an Independent Director in accordance with the requirements of NASDAQ, the SEC and our Bylaws.

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Executive Officers

Adam D. Portnoy

Managing Director, President and Chief Executive Officer since 2015 President and Chief Executive Officer of RMR LLC since 2006 Age: 46 Mr. Portnoy's background and qualifications are described above.

Barry M. Portnoy

Managing Director since 2015 Chairman of RMR LLC since 1986 Age: 71 Mr. Portnoy's background and qualifications are described above.

Jennifer B. Clark

Executive Vice President, General Counsel and Secretary since 2015

Executive Vice President and General Counsel of RMR LLC since 2008 and Secretary of RMR LLC since 2015

Age: 55

Ms. Clark has been our executive vice president, general counsel and secretary since shortly after our formation. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as secretary of Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC and she served as secretary of Equity Commonwealth until 2014. Ms. Clark also serves as a director and secretary of Sonesta International Hotels Corporation, director, vice president and secretary of RMR Advisors LLC, executive vice president, general counsel and secretary of Tremont Realty Advisors LLC and secretary and chief legal officer of RMR Real Estate Income Fund. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

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Matthew P. Jordan

Chief Financial Officer and Treasurer since 2015

Chief Financial Officer, Senior Vice President and Treasurer of RMR LLC since 2012

Age: 42

Mr. Jordan has been our chief financial officer and treasurer since shortly after our formation. Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became chief financial officer, senior vice president and treasurer of RMR LLC in November 2012. Mr. Jordan has also served as vice president, treasurer and chief financial officer of Tremont Realty Advisors LLC since 2016. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker Company from July 2011 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

David M. Blackman

Executive Vice President of RMR LLC since 2013

Age: 54

Mr. Blackman has been an executive vice president at RMR LLC since 2013 and was a senior vice president from 2009 to 2013. Mr. Blackman also serves as an executive vice president of Tremont Realty Advisors LLC since 2016. Mr. Blackman has been the president and chief operating officer of Government Properties Income Trust since 2011 and was its chief financial officer and treasurer from 2009 until 2011. Mr. Blackman has also been the president and chief operating officer of Select Income REIT since 2011. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

David J. Hegarty

Executive Vice President of RMR LLC since 2006

Age: 60

Mr. Hegarty has been an executive vice president of RMR LLC since 2006 and president of RMR Intl since 2012. Mr. Hegarty was a director of RMR LLC from 1995 until June 5, 2015 when we became the managing member of RMR LLC. Mr. Hegarty has been employed in various positions at RMR LLC and their managed companies since 1987, including serving as president and chief operating officer of Senior Housing Properties Trust since 1999. Prior to joining RMR LLC, Mr. Hegarty worked at Arthur Young & Co., a predecessor to Ernst & Young LLP. Mr. Hegarty is a certified public accountant.

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Mark L. Kleifges

Executive Vice President of RMR LLC since 2008

Age: 56

Mr. Kleifges has been an executive vice president of RMR LLC since 2008 and has served in various capacities with RMR LLC and its affiliates for more than ten years. Mr. Kleifges has served as chief financial officer and treasurer of Hospitality Properties Trust since 2002. Mr. Kleifges was a vice president of RMR Advisors LLC from 2003 to 2004 and since 2004 has been its chief financial officer and treasurer. He has also served as chief financial officer and treasurer of RMR Real Estate Income Fund and its predecessor funds since 2003. Mr. Kleifges has also been chief financial officer and treasurer of Government Properties Income Trust since 2011. Mr. Kleifges is a certified public accountant and, prior to joining RMR LLC, was a partner at Arthur Andersen LLP.

Bruce J. Mackey Jr.

Executive Vice President of RMR LLC since 2011

Age: 46

Mr. Mackey has been an executive vice president of RMR LLC since 2011, a senior vice president of RMR LLC from 2006 to 2011 and was vice president of RMR LLC from 2001 to 2006. Prior to 2001, he served in various capacities for RMR LLC and its affiliates. Mr. Mackey is a certified public accountant.

John G. Murray

Executive Vice President of RMR LLC since 2001

Age: 56

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has been the president and chief operating officer of Hospitality Properties Trust since 1996 and was its chief financial officer and treasurer from 1995 to 1996. Since 2014, Mr. Murray has been a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

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Thomas M. O'Brien

Executive Vice President of RMR LLC since 2008

Age: 50

Mr. O'Brien has been an executive vice president of RMR LLC since 2008, and before then was a senior vice president from 2006 to 2008 and a vice president from 1996 to 2006. Mr. O'Brien has been a managing director of TravelCenters of America LLC since 2006 and its president and chief executive officer since 2007. Mr. O'Brien was president and chief executive officer of RMR Advisors LLC and the predecessor funds of RMR Real Estate Income Fund from the time of their founding in 2003 until 2007. Mr. O'Brien was the chief financial officer and treasurer of Hospitality Properties Trust from 1996 until 2004 and its executive vice president from 2004 until 2007. Since 2007, Mr. O'Brien has been a director of NATSO, Inc., a not for profit trade association engaged in activities intended to support the travel center industry, and a director of VirnetX Holding Corporation, a company that develops software and technology solutions for secure communications over the internet. Prior to joining RMR LLC, Mr. O'Brien was employed by Arthur Andersen LLP.

John C. Popeo

Executive Vice President of RMR LLC since 2008

Age: 56

Mr. Popeo has been an executive vice president of RMR LLC since 2008, and previously served as its chief financial officer and treasurer from 1997 to 2012, senior vice president from 2006 to 2008 and vice president from 1999 to 2006. Mr. Popeo has been the chief financial officer and treasurer of Select Income REIT since 2011. Mr. Popeo was chief financial officer and treasurer of Equity Commonwealth from 1999 to 2014 and was chief financial officer and treasurer of RMR Advisors LLC from 2002 to 2004. Prior to joining RMR LLC, Mr. Popeo was employed at the Beacon Companies and at other real estate and public accounting firms in the Boston, Massachusetts area. Mr. Popeo is a certified public accountant.

Barry Portnoy is the father of Adam Portnoy. There are no other family relationships among any of the Company's Directors or executive officers. The Company's executive officers serve at the discretion of the Board.

THE RMR GROUP INC.     2017 Proxy Statement    22

DIRECTOR COMPENSATION

The Compensation Committee is responsible for making recommendations to the Board regarding cash compensation paid to Directors and the Equity Plan Committee, a subcommittee of the Compensation Committee, is responsible for reviewing and determining the Class A Common Share awards granted to Directors, in each case, for Board, committee and committee chair services. Managing Directors do not receive cash compensation for their services as Directors but do receive Class A Common Share awards for their Board service. The number of Class A Common Shares awarded to each Managing Director for Board service is the same as the number awarded to each Independent Director.

In determining the amount and composition of our Directors' compensation, the Compensation Committee (including the Equity Plan Committee) and the Board take various factors into consideration, including, but not limited to, the responsibilities of Directors generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to directors or trustees by comparable companies, including the compensation of directors and trustees of other companies managed by RMR LLC. The Board reviews the Compensation Committee's recommendations regarding Independent Director cash compensation and determines the amount of such compensation.

Fiscal Year 2016 Director Compensation

Each Independent Director receives an annual fee of $40,000 for services as a Director, plus a fee of $1,000 per day for each meeting attended. The annual fee for new Independent Directors is prorated for the initial year. Up to two $1,000 fees are paid if a Board meeting and one or more Board committee meetings are held on the same date. Each Independent Director and Managing Director received an award of 2,500 Class A Common Shares in fiscal year 2016. Each Independent Director who served as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees receives an additional annual fee of $12,500, $7,500 and $7,500, respectively. The committee chair fee for any new Independent Directors is prorated for the initial year. Directors are reimbursed for travel expenses incurred in connection with their duties as Directors and for out of pocket costs they incur to attend certain continuing education programs. At the start of fiscal year 2016, we did not have any Independent Directors. Accordingly, the annual fees paid for fiscal year 2016 were prorated from the date the Independent Directors became Board members of the Company on November 23, 2015. The following table details the total compensation of the Directors for the fiscal year ended September 30, 2016 for services as a Director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Ann Logan	$87,890	$58,175	$—	$146,065
Adam D. Portnoy(3)	—	94,600	—	94,600
Barry M. Portnoy(3)	—	94,600	—	94,600
Walter C. Watkins, Jr.	81,425	58,175	—	139,600
Frederick N. Zeytoonjian(4)	70,425	58,175	—	128,600

  (1)
  The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in fiscal year 2016, consisting of a $40,000 annual cash fee and each of Ms. Logan and Messrs. Watkins and Zeytoonjian earned an additional $12,500, $7,500 and $7,500, respectively, for service as a committee chair in fiscal year 2016. In addition, each Independent Director earned a prorated annual cash fee and prorated committee chair fee, as applicable, for the period November 23, 2015, the date the Independent Directors became Board members of the Company on November 23, 2015, through the date of our 2016 Annual Meeting of Shareholders on March 9, 2016. Ms. Logan earned an additional $20,000 in fees for meetings attended in fiscal year 2016 and Messrs. Watkins and Zeytoonjian each earned an additional $20,000 and $9,000, respectively for meetings attended in fiscal year 2016.

  (2)
  Equals 2,500 Class A Common Shares multiplied by the closing price of such shares on the award date. The award date for Independent Directors was March 9, 2016. The award date for Managing Directors was September 15, 2016.

THE RMR GROUP INC.     2017 Proxy Statement    23

    Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718"). No assumptions are used in this calculation. All awards vested at the time the award was granted.

  (3)
  Managing Directors do not receive cash compensation for their services as Directors. The compensation of Messrs. Adam Portnoy and Barry Portnoy for their services as executive officers of the Company is not included here and is described below under "Executive Compensation."

  (4)
  Mr. Zeytoonjian served as an Independent Director until his death on June 23, 2016.

THE RMR GROUP INC.     2017 Proxy Statement    24

CORPORATE GOVERNANCE

The Company is committed to corporate governance which promotes the long term interests of our shareholders, strengthens Board and management accountability and helps build trust of investors and others in the Company. The Board has established Governance Guidelines which provide a framework for effective governance. The guidelines address matters such as general qualification standards for the Board, Director responsibilities, Board meetings and communications, Board committees, Director access to management and independent advisors, Director compensation and share ownership guidelines, Director orientation and continuing education, executive development and succession planning, related person transactions, annual performance evaluation of the Board and other matters. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of our website makes available our corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Code and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.rmrgroup.com, click on "Investor Relations" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 16 in the "Questions and Answers" section on page 10.

Board Leadership Structure

In accordance with our Charter and Bylaws, the number of Directors on our Board is currently set at five members, three of whom must be Independent Directors and two of whom must be Managing Directors. Our Board is currently comprised of four Directors, including two Independent Directors and two Managing Directors, and has one vacant Director position. All current Directors are expected to, and the new Director nominee is expected to, play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Directors and new Director nominee, if elected, are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for profit and nonprofit organizations, and also have served as government officials. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. The Board is small, which facilitates informal discussions and communication from management to the Board and among Directors.

We do not have a Chairman of the Board or a lead Independent Director. Other than Adam Portnoy and Barry Portnoy, our executive officers are not members of the Board, but they may attend Board and Board committee meetings with the Company's Director of Internal Audit, in each case, at the invitation of the Board. The Company's President or the Board may call a special meeting.

Pursuant to the Company's Governance Guidelines, the Company's Independent Directors are expected to meet in regularly scheduled executive sessions. The presiding Director at these meetings is the Chair of the Audit Committee, unless the Independent Directors in attendance select another Independent Director to preside. Our Independent Directors may also meet to consider Company business without the attendance of the Managing Directors or other officers, and they may meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Directors, the Chair of the Audit Committee presides unless the Independent Directors determine otherwise.

In 2016, the Board held 10 meetings. In 2016, each Director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during the period he or she served as a Director. All of the then Directors participated in last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.rmrgroup.com.

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Independence of Directors

Under NASDAQ corporate governance listing standards, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the NASDAQ stock market rules; and

  •
  the Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Board affirmatively determines whether Directors have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Directors or directors of the Company's subsidiaries. In making independence determinations, the Board observes NASDAQ and SEC criteria, as well as our Bylaws. When assessing a Director's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, the Board has determined that Ann Logan and Walter C. Watkins, Jr. currently qualify as independent directors under applicable NASDAQ rules and SEC criteria and are Independent Directors under our Bylaws. In addition, the Board has determined that, if elected, Rosen Plevneliev will qualify as an independent director under applicable NASDAQ rules and SEC criteria and an Independent Director under our Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the current Directors, Mr. Plevneliev and the Company with regard to each such person's relationships with the Company and its affiliates and those companies to which the Company provides management and advisory services. The Board has concluded that neither of the two current Independent Directors nor Mr. Plevneliev possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director or that could otherwise be a direct or indirect material relationship under applicable NASDAQ and SEC standards.

Board Committees

The Board has an Audit Committee, Compensation Committee (including an Equity Plan Committee) and Nominating and Governance Committee. Our Board may from time to time establish other committees. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, which is available on our website, www.rmrgroup.com, by clicking on "Investor Relations" and then "Governance." Shareholders may also request copies free of charge by writing to Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Our Audit Committee is comprised entirely of Independent Directors under applicable NASDAQ rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Our Equity Plan Committee is a subcommittee of our Compensation Committee and operates under the charter of our Compensation Committee and The RMR Group Inc. 2016 Omnibus Equity Plan (the "Equity Plan"). Our Equity Plan Committee is comprised entirely of Independent Directors under applicable NASDAQ rules.

We are a "controlled company" under the rules of NASDAQ because Adam Portnoy and Barry Portnoy control more than 50% of our voting power; therefore, our Compensation Committee and Nominating and Governance Committee may, and do, include Independent and Managing Directors. The Chairs of the Audit Committee, Compensation Committee and Nominating and Governance Committee, in consultation with the other members and management, set the agendas for their respective committee meetings.

Additionally, the charter of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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Audit Committee

Ann Logan Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and mitigating the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Walter C. Watkins, Jr.*
 Meetings Held in the fiscal year ended September 30, 2016: 9

Primary Responsibilities:
The primary functions of the Audit Committee are to assist the Board in fulfilling its responsibilities for oversight of: (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Company's internal audit function and independent auditor. Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and the resolution of disagreements between management and the independent auditor regarding financial reporting. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Ms. Logan is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and NASDAQ. The Board's determination that Ms. Logan is the Audit Committee's financial expert was based upon her experience as: (i) a member of the audit committees and risk management committees of other public companies; and (ii) an executive vice president of the single family mortgage business and executive vice president and chief credit officer at Fannie Mae.

  *
  If elected, it is expected that Mr. Plevneliev will be appointed to the Audit Committee.

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Compensation Committee

Barry M. Portnoy Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the best long term interests of the Company."

Additional Committee Members: Ann Logan, Adam D. Portnoy and Walter C. Watkins, Jr.*
 Meetings Held in the fiscal year ended September 30, 2016: 5

Primary Responsibilities:
The primary purpose and function of the Compensation Committee is to discharge the responsibilities of the Board, or to assist the Board in discharging its responsibilities related to: (1) the oversight of the Company's compensation and employee benefit programs as they apply to executive compensation; (2) the evaluation of services provided by any individual who serves as an executive officer of the Company and qualifies as a "named executive officer" under the applicable rules of the SEC; (3) the determination of compensation paid by the Company to any named executive officer and the approval or ratification of the compensation paid by the Company to other executive officers; (4) the evaluation of the services provided by the person serving as the Director of Internal Audit for the Company; (5) the approval of compensation paid by the Company to the person serving as the Director of Internal Audit for the Company; and (6) the approval (subject to applicable shareholder approval), evaluation and administration of all equity compensation plans of the Company.

Independence:
Ms. Logan and Mr. Watkins meet the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines.

Equity Plan Committee:
The Equity Plan Committee is a subcommittee of the Compensation Committee established pursuant to the Compensation Committee charter and our Equity Plan that has the power and authority to administer and determine share awards granted under the Equity Plan and to determine the cash compensation of Adam Portnoy and Barry Portnoy. The members of the Equity Plan Committee are Ms. Logan and Mr. Watkins. This subcommittee held three meetings in the fiscal year ended September 30, 2016.

  *
  If elected, it is expected that Mr. Plevneliev will be appointed to the Compensation Committee.

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Nominating and Governance Committee

Walter C. Watkins, Jr. Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in selecting the most qualified Directors and implementing effective corporate governance to the best long term interests of the Company."

Additional Committee Members: Ann Logan, Adam D. Portnoy and Barry M. Portnoy*
 Meetings Held in the fiscal year ended September 30, 2016: 2

Primary Responsibilities:
The primary purposes of the Nominating and Governance Committee are: (1) to identify individuals qualified to become members of the Board consistent with criteria approved by the Board, and to select, or recommend that the Board select, the director nominees for each Annual Meeting of Shareholders (or Special Meeting of Shareholders at which directors are to be elected) or when vacancies occur; (2) to develop and recommend to the Board a set of governance principles applicable to the Company; and (3) to oversee the evaluation of the Board and, to the extent not overseen by the Company's Compensation Committee or a committee composed entirely of directors meeting the independence requirements of the rules of NASDAQ, Company management.

Independence:
Ms. Logan and Mr. Watkins meet the independence requirements of NASDAQ, the Exchange Act and the Company's Governance Guidelines.

  *
  If elected, it is expected that Mr. Plevneliev will be appointed to the Nominating and Governance Committee.

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Board Oversight of Risk

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

  •
  The Board oversees risk management.

  •
  Board committees play significant roles in carrying out the risk oversight function.

  •
  Management implements risk management and the Company's Director of Internal Audit helps management evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by management, and management is responsible to incorporate risk management in its activities. The Company's Director of Internal Audit provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by management, internal audit and service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with management of the Company, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Audit Committee meets at least quarterly and reports its findings to the Board. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews annually, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it

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determines appropriate measures to enhance or improve the effectiveness of the Company's risk management. The Compensation Committee evaluates the performance of the Company's Director of Internal Audit.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Communication with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, by email to secretary@rmrgroup.com or sent by filling out a report at the Company's website, www.rmrgroup.com. In addition, shareholders and other interested parties may call the Company's toll free confidential message system at (866) 511-5038.

Code of Business Conduct and Ethics

The Company has adopted the Code to, among other things, provide guidance to its Directors, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Directors, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by e-mailing Internal.Audit@rmrgroup.com; or by filling out a report by visiting the Company's website, www.rmrgroup.com, clicking "Investors", clicking "Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the chief executive officer, chief financial officer or controller by posting such information on our website.

Trading Policies

Pursuant to the Company's insider trading policy, Directors and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade, including by entering into a share trading plan such as a 10b5-1 trading plan, with respect to any Company security, except for regular reinvestments in the Company's securities made pursuant to a dividend reinvestment plan.

The Company's insider trading policy generally prohibits (i) the Company's Directors and officers, (ii) the directors and officers of the Company's subsidiaries, and (iii) other employees of the Company and its subsidiaries, from, directly or indirectly through family members or others, purchasing or selling Class A Common Shares or the Company's other equity or debt securities while in possession of material, non-public information concerning the Company. Similar prohibitions also apply to trading in the securities of other publicly held companies to which the Company provides management or advisory services on the basis of material, non-public information learned in the course of performing services for those companies.

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Shareholder Nominations and Other Proposals

Deadline to Submit Nominations and Proposals for the 2018 Annual Meeting of Shareholders for Purposes of Rule 14a-4(c)(1):   To be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, shareholder nominations and proposals intended to be made at the 2018 Annual Meeting of Shareholders must be received by the Company not later than December 13, 2017; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days earlier or later than March 29, 2018, then a shareholder's notice must be so delivered a reasonable time before the Company sends its proxy materials for the 2018 Annual Meeting of Shareholders.

Deadline to Submit Proposals for the 2018 Annual Meeting of Shareholders for Purposes of Rule 14a-8:    Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before September 29, 2017 in order to be eligible to be included in the proxy statement for the 2018 Annual Meeting of Shareholders; provided, that, if the date of the 2018 Annual Meeting of Shareholders is more than 30 days before or after March 29, 2018, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Related Person Transactions

In this "Related Person Transactions" section, unless the context requires otherwise, references to "RMR Inc.", "we," "us" and "our" refer solely to The RMR Group Inc., a Maryland corporation, and not any of our subsidiaries. The description of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since October 1, 2015 was:

  •
  a Director, a nominee for Director or an executive officer of us;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that contain guidelines for the consideration and approval of any related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a

THE RMR GROUP INC.     2017 Proxy Statement    32

majority of the Board and (ii) the affirmative vote of a majority of the Independent Directors (as such term is defined under NASDAQ rules). In determining whether to approve or ratify a transaction, the Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Charter and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company and our shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, as described above, and Maryland law. In the case of any transaction with us in which any other employee of us who is subject to the Code who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.rmrgroup.com.

Related Persons

We conduct substantially all of our business through our subsidiary, RMR LLC. We have no employees, and the personnel and various services we require to operate our business are or will be provided to us by RMR LLC. We serve as the managing member of RMR LLC and, as of January 26, 2017, we owned 15,082,432 class A membership units of RMR LLC and 1,000,000 class B membership units of RMR LLC.

ABP Trust, which is owned by our Managing Directors, Adam Portnoy and Barry Portnoy, owns 15,000,000 class A membership units of RMR LLC, 90,564 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares. In addition, as of January 26, 2017, Adam Portnoy and Barry Portnoy owned 20,438 and 29,931 Class A Common Shares, respectively. Our Class B-1 Common Shares and Class B-2 Common Shares entitle holders to ten votes per share. As a result of this ownership, ABP Trust and our Managing Directors own in aggregate a combined direct and indirect 51.9% economic interest in RMR LLC and control 91.5% of the voting power of our outstanding Common Shares.

Through RMR LLC, we provide management services for four Maryland real estate investment trusts (the "Managed REITs"): Government Properties Income Trust (including its subsidiaries, "GOV"); Hospitality Properties Trust (including its subsidiaries, "HPT"); Select Income REIT (including its subsidiaries, "SIR"); and Senior Housing Properties Trust (including its subsidiaries, "SNH"). As of January 26, 2017, GOV, HPT, SIR and SNH owned 1,214,225, 2,503,777, 1,586,836 and 2,637,408 Class A Common Shares, respectively.

Through RMR LLC, we provide management services for three real estate based operating companies (the "Managed Operators"): Five Star Quality Care, Inc. (including its subsidiaries, "FVE"); Sonesta International Hotels Corporation (including its subsidiaries, "Sonesta"); and TravelCenters of America LLC (including its subsidiaries, "TA"). Through RMR LLC, we also provide management services for Affiliates Insurance Company, an Indiana insurance company ("AIC"), and ABP Trust. Through our subsidiary RMR Advisors LLC ("RMR Advisors"), we also provide advisory services for RMR Real Estate Income Fund ("RIF").

Adam Portnoy and Barry Portnoy are the managing trustees of each Managed REIT and RIF. Barry Portnoy is a managing director of FVE and TA. Adam Portnoy and Barry Portnoy are owners and directors of Sonesta. Gerard M. Martin, who served as a director of RMR LLC prior to June 5, 2015, is a managing director of Five Star. Several of our executive officers are also directors and executive officers of the Managed Operators. The Managed REITs and AIC have no employees and no offices separate from RMR LLC. RMR LLC provides all of the personnel and services required for the operation of the Managed REITs and AIC pursuant to their respective management agreements. All of the officers of the Managed REITs and AIC are officers or employees of RMR LLC. RIF has no employees and no office separate from RMR Advisors. All of the officers and required office space of RIF are provided by RMR Advisors and some of these officers also serve as RMR LLC officers. Several of the independent trustees

THE RMR GROUP INC.     2017 Proxy Statement    33

and independent directors of our public client companies also serve as independent trustees or independent directors of other of our public client companies.

Several of our client companies have material historical and ongoing relationships with other of our client companies. For example, as of January 26, 2017: HPT owned 8.8% of the outstanding common shares of TA; SNH owned 8.6% of the outstanding common stock of FVE; GOV owned 27.9% of the outstanding common shares of SIR; ABP Trust, its subsidiary and our Managing Directors together owned 37.0% of the outstanding common stock of FVE; and each of ABP Trust, the Managed REITs, TA and FVE owned 14.3% the outstanding common stock of AIC and are parties to an AIC shareholders agreement; and our Managing Directors and the independent trustees and independent directors of the Managed REITs, FVE and TA serve on the board of directors of AIC. HPT is TA's principal landlord, and TA is HPT's largest tenant, operating travel center locations owned by HPT pursuant to long term leases. SNH is FVE's principal landlord and FVE is SNH's largest tenant and manager of senior living communities, operating senior living communities owned by SNH pursuant to long term agreements. As of January 26, 2017, Sonesta, which is wholly owned by our Managing Directors, managed 33 of HPT's hotels pursuant to long term management agreements. Several of the independent trustees and independent directors of our public client companies also serve as independent trustees or independent directors of other of our public client companies.

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Related Person Transactions

  Management and Advisory Services

As a result of the relationships described in this "Related Person Transactions" section, the Managed REITs, the Managed Operators, AIC, RIF and ABP Trust may be considered to be related persons of us. RMR LLC recognized management services, advisory services and reimbursable payroll and related cost revenues from these related parties for the fiscal year ended September 30, 2016 as set forth in the following table (dollars in thousands):

For the Fiscal Year Ended September 30, 2016
$

Managed REITs:(1)
GOV	$31,919
HPT(2)	101,715
SIR	42,540
SNH	58,401

234,575
Managed Operators:
FVE(1)	9,406
Sonesta	2,020
TA(1)	14,936

26,362

Other:
AIC	240
RIF	2,370
ABP Trust	3,031

5,641

$266,578

  (1)
  Includes reimbursable payroll and related costs (which includes share grants by the identified companies to our executive officers and other employees totaling $7,997 for the fiscal year ended September 30, 2016).

  (2)
  Includes the incentive business management fee of $62,263, which RMR LLC earned from HPT on December 31, 2015. Pursuant to the RMR LLC operating agreement, ABP Trust was entitled to receive a pro rata share of any incentive business management fee earned by RMR LLC for the 2015 calendar year based on the number of days in 2015 to June 5, 2015, the effective date of the Up-C Transaction (defined below). The pro rata portion of the $62,263 incentive fee paid to ABP Trust was $26,611.

  Our Management Agreements with the Managed REITS

RMR LLC has entered a business management agreement and a property management agreement with each Managed REIT. Each business management agreement requires RMR LLC to use its reasonable best efforts to present the Managed REIT with a continuing and suitable real estate investment program consistent with the REIT's real estate investment policies and objectives. Each property management

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agreement requires RMR LLC to act as managing agent for each Managed REIT's properties and devote such time, attention and effort as may be appropriate to operate and manage the Managed REIT's properties in a diligent, orderly and efficient manner.

Business Management Fees and Expense Reimbursement.  Each business management agreement between RMR LLC and a Managed REIT provides for (i) an annual base management fee, payable monthly, and (ii) an annual incentive management fee. The annual base management fee generally is calculated as the lesser of:

  •
  the sum of (a) 0.5% of the historical cost of transferred real estate assets, if any, as defined in the applicable business management agreement, plus (b) 0.7% of the average invested capital (exclusive of the transferred real estate assets), as defined in the applicable business management agreement, up to $250.0 million, plus (c) 0.5% of the average invested capital exceeding $250.0 million; and

  •
  the sum of (a) 0.7% of the average market capitalization, as defined in the applicable business management agreement, up to $250.0 million, plus (b) 0.5% of the average market capitalization exceeding $250.0 million.

The base management fee is payable monthly in arrears, based on the Managed REIT's monthly financial statements and average market capitalization for the applicable month.

The annual incentive management fee payable by each Managed REIT to RMR LLC, if any, is calculated as follows:

  •
  An amount equal to 12.0% of the product of (a) the equity market capitalization of the Managed REIT, as defined in the agreement, and (b) the amount, expressed as a percentage, by which the Managed REIT's total return per share, as defined in the agreement, exceeds the benchmark total return per share, as defined in the agreement, of a specified REIT index identified in the management agreement for the measurement period. Generally, total return per share measures the change in the Managed REIT's share price plus dividends. The benchmark return per share is also adjusted if the total return per share exceeds 12.0% per year in any measurement period.

  •
  The measurement period is defined as the three year period ending on each December 31.

  •
  Generally, no incentive management fee is payable by a Managed REIT unless the Managed REIT's total return per share during the measurement period is positive.

  •
  The incentive management fee payable by a Managed REIT is also subject to a cap equal to the value of 1.5% of the Managed REIT's common shares then outstanding multiplied by the average closing price of the Managed REIT's common shares during the ten consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

  •
  Also, if a Managed REIT's financial statements are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC, for one or more periods in respect of which RMR LLC received an incentive management fee, the incentive management fee payable with respect to periods for which there has been a restatement shall be recalculated by, and approved by a majority vote of, the Managed REIT's Independent Trustees in light of such restatement, and RMR LLC may be required to pay to the Managed REIT an amount equal to the value in excess of that which RMR LLC would have received based upon the incentive management fee as recalculated, either in cash or the Managed REIT common shares.

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If the business management agreement is terminated, the base management fee and incentive management fee due in respect of any partial period prior to the date of termination will be prorated as provided in the agreement.

Under each business management agreement, the Managed REIT pays or reimburses RMR LLC for all of the expenses relating to the Managed REIT's activities and RMR LLC bears its general and administrative expenses relating to its performance of its obligations under the agreement, including expenses of its personnel, rent and other office expenses. Also, the allocable cost of internal audit services is reimbursed by each Managed REIT to RMR LLC.

Property Management Fees and Expense Reimbursement.  No property management fees are payable by a Managed REIT to RMR LLC for any hotels, senior living communities or travel centers which are leased to, or managed by, a Managed Operator or another operating business such as a hotel management company or a senior living or healthcare services provider. For other properties, each property management agreement between RMR LLC and a Managed REIT provides for (1) a management fee equal to 3.0% of the gross rents collected from tenants, and (2) a construction supervision fee equal to 5.0% of the cost of any construction, renovation or repair activities at the Managed REIT's properties, other than ordinary maintenance and repairs. Also, under each property management agreement, the Managed REIT pays certain allocable expenses of RMR LLC in the performance of its duties, including wages for onsite property management personnel and allocated costs of centralized property management services.

Term and Termination.  The terms of the business and property management agreements with each Managed REIT end on December 31, 2036, and automatically extend on December 31st of each year so that the terms thereafter end on the 20th anniversary of the date of the extension. A Managed REIT has the right to terminate its management agreements with RMR LLC: (1) at any time upon 60 days' written notice for convenience, (2) immediately upon written notice for cause, as defined in the agreement, (3) on written notice given within 60 days after the end of any calendar year for a performance reason, as defined in the agreements, and (4) by written notice during the 12 months following a manager change of control, as defined in the agreements. RMR LLC has the right to terminate the management agreements for good reason, as defined in the agreements.

If a Managed REIT terminates a management agreement for convenience, or if RMR LLC terminates a management agreement with a Managed REIT for good reason, the Managed REIT is obligated to pay RMR LLC a termination fee equal to the sum of the present values of the monthly future fees, as defined in the agreement, payable for the remaining term of the agreement, assuming it had not been terminated. If a Managed REIT terminates a management agreement for a performance reason, as defined in the agreement, the Managed REIT is obligated to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of ten years. A Managed REIT is not required to pay any termination fee if it terminates its business or property management agreements for cause, or as a result of a manager change of control, in each case as defined in such agreements. The management agreements provide for certain proportional adjustments to the termination fees in certain circumstances.

Other Provisions.  Under both the business and property management agreements, each Managed REIT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or fraudulent, was willful misconduct or was grossly negligent. In addition, each management agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, will be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Our Management Agreements with the Managed Operators

RMR LLC provides services and earns fees pursuant to a business management agreement with each of the Managed Operators. Under these agreements, RMR LLC provides services to the Managed Operators

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relating to, or assists them with, among other things, their compliance with various laws and rules applicable to them, capital markets and financing activities, maintenance of their properties, selection of new business sites and evaluation of other business opportunities, accounting and financial reporting, internal audit, investor relations and general oversight of the company's daily business activities, including legal and tax matters, human resources, insurance programs and management information systems.

Each Managed Operator pays RMR LLC a fee under its business management agreement in an amount equal to 0.6% of: (i) for FVE, FVE's revenues from all sources reportable under U.S. generally accepted accounting principles ("GAAP") other than revenues reportable by FVE with respect to properties for which FVE provides management services, plus the gross revenues of properties managed by FVE determined in accordance with GAAP; (ii) for Sonesta, Sonesta's revenues from all sources reportable under GAAP, other than any revenues reportable by Sonesta with respect to hotels for which Sonesta provides management services, plus the revenues of hotels managed by Sonesta (except to the extent such managed hotel revenues are included in Sonesta's gross revenues under GAAP); and (iii) for TA, the sum of TA's gross fuel margin, determined as TA's fuel sales revenues less its cost of fuel sales, plus TA's total nonfuel revenues. In addition, the business management agreement with each Managed Operator provides that the compensation of senior executives of the Managed Operator, who are also employees or officers of RMR LLC, is the responsibility of the party to or on behalf of which the individual renders services. In the past, because at least 80.0% of each of these executives' business time was devoted to services to the Managed Operator, 80.0% of these executives' total cash compensation was paid by the Managed Operator and the remainder was paid by RMR LLC. Also, the allocable cost of internal audit services is reimbursed by each Managed Operator to RMR LLC.

The terms of the business management agreements with each Managed Operator end on December 31, 2017, and automatically extend for successive one year terms, unless RMR LLC or the applicable Managed Operator gives notice of non-renewal before the expiration of the applicable term. A Managed Operator may terminate its business management agreement at any time (i) for FVE and TA, on 60 days' notice and RMR LLC may terminate such agreements at any time on 120 days' notice and (ii) for Sonesta, on 30 days' notice and RMR LLC may terminate its agreement with Sonesta on 30 days' notice. If FVE or TA terminates or elects not to renew its agreement, other than for cause as defined in each agreement, the Managed Operator is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Each Managed Operator has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision was in bad faith or was grossly negligent. In addition, each agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

TA owns its headquarters building. RMR LLC provides property management services for this building pursuant to a property management agreement with TA. The property management agreement provides for the payment of a base management fee of $3,000 per month and reimbursement of payroll and other related costs associated with the building.

  Our Advisory Agreement with RIF

RMR Advisors is party to an investment advisory agreement with RIF, pursuant to which it provides RIF with a continuous investment program, makes day to day investment decisions and generally manages the business affairs of RIF in accordance with its investment objectives and policies. RMR Advisors is compensated pursuant to that agreement at an annual rate of 0.85% of RIF's average daily managed assets, as defined in the agreement. Average daily managed assets includes the net asset value attributable to RIF's outstanding common shares, plus the liquidation preference of RIF's outstanding

THE RMR GROUP INC.     2017 Proxy Statement    38

preferred shares plus the principal amount of any borrowings, including from banks or evidenced by notes, commercial paper or other similar instruments issued by RIF. Also, the allocable costs of internal audit services are reimbursed by RIF.

The investment advisory agreement continues from year to year or for such longer term as may be approved by RIF's board of trustees, as permitted by the Investment Company Act of 1940, as amended, or the Investment Company Act. So long as required by the Investment Company Act, the agreement is terminable by RIF on 60 days' notice and automatically in the event of an assignment, as defined in the Investment Company Act.

RMR Advisors LLC is also responsible for certain administrative functions of RIF pursuant to an administration agreement with RIF. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company, ("State Street"), to perform substantially all fund accounting and other administrative services for RIF. RIF paid State Street directly, and no additional administrative services fee was paid to RMR Advisors.

  Our Management Agreements with AIC and ABP Trust

RMR LLC provides business management services to AIC for a fee calculated as 3.0% of the total premiums paid for insurance arranged by AIC. RMR LLC also provides business and property management services to our controlling shareholder, ABP Trust, for which it receives, depending upon the services provided, a business management fee, payable monthly in arrears, in an amount equal to 0.6% of ABP Trust's revenues from all sources reportable under GAAP, a property management fee in an amount equal to 3.0% of rents collected from managed properties and a construction supervision fee in an amount equal to 5.0% of the cost of any construction, renovation or repair activities at the managed properties, other than ordinary maintenance and repairs.

  Share Awards by Our Public Client Companies

The compensation committees of the Managed REITs and the public Managed Operators awarded grants of common shares directly to certain of our directors, officers and employees in connection with their service as directors of, or the provision of management services to, those companies. Based on their grant date values, the value of such awards granted in our fiscal year ended September 30, 2016 was as follows: $1,723,626 from SNH; $2,259,887 from HPT; $1,183,344 from GOV; $1,397,478 from SIR; $575,046 from TA; and $307,506 from FVE.

  The Up-C Transaction

The transaction by which, among other things, the Managed REITs acquired 15,000,000 Class A Common Shares (the "Up-C Transaction") from us was completed on June 5, 2015 pursuant to transaction agreements, we, RMR LLC and ABP Trust entered with each Managed REIT. In addition to the amended and restated business management agreement and amended and restated property management agreement with each Managed REIT, described above, the Company is party to the agreements described below which were entered into on June 5, 2015 in connection with the Up-C Transaction:

  •
  Registration Rights for Holders of Class A Common Shares. We are party to a registration rights agreement with each of the Managed REITs covering the Class A Common Shares they own, pursuant to which the Managed REITs received demand and piggyback registration rights, subject to certain limitations. We also entered into a registration rights agreement with ABP Trust pursuant to which ABP Trust received demand and piggyback registration rights, subject to certain limitations, covering the Class A Common Shares held by it, including Class A Common Shares received upon exchange of class A membership units of RMR LLC or upon conversion of Class B-1 Common Shares.

THE RMR GROUP INC.     2017 Proxy Statement    39

  •
  Tax Receivable Agreement. We are party to a tax receivable agreement with ABP Trust, which provides for the payment by RMR Inc. to ABP Trust of 85.0% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we realize as a result of (a) the increases in tax basis attributable to our dealings with ABP Trust and (b) tax benefits related to imputed interest deemed to be paid by us as a result of the tax receivable agreement. Payments made under the tax receivable agreement are required to be made within 80 days of the filing of our tax returns. The term of the tax receivable agreement commenced on June 5, 2015 and will continue until all such tax benefits have been utilized or expired, unless the tax receivable agreement is terminated upon a change of control or upon certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement. The tax receivable agreement provides that, upon certain changes of control and certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement, our obligations with respect to redeemable class A membership units of RMR LLC will be accelerated. In those circumstances, our obligations under the tax receivable agreement would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits described in the tax receivable agreement, and that any class A membership units of RMR LLC that have not been redeemed will be deemed redeemed for the market value of our Class A Common Shares at the time of the change of control or breach, as applicable. It is possible, in these circumstances, that the cash tax savings realized by us may be significantly less than the corresponding tax receivable agreement payments.

    As of September 30, 2016, we had recorded a liability of approximately $64.9 million payable to ABP Trust under the tax receivable agreement, which relates to our purchase of 15,000,000 class A membership units of RMR LLC in the Up-C Transaction. During the fiscal year ended September 30, 2016, we paid approximately $0.9 million to ABP Trust pursuant to the tax receivable agreement. Future redemptions of ABP Trust's class A membership units of RMR LLC, if and when they occur, are expected to give rise to increases in the tax basis of the assets of RMR LLC attributable to our interests in RMR LLC. Such increases in tax basis are likely to increase (for tax purposes) amortization deductions and therefore reduce the amount of income tax we would otherwise be required to pay in the future. These increases in tax basis may also decrease gain (or increase loss) on future dispositions of certain assets to the extent the increased tax basis is allocated to those assets. As a result, any such future redemptions are expected to increase the amounts payable to ABP Trust under the tax receivable agreement.

  •
  The RMR LLC Operating Agreement. RMR LLC is party to the LLC operating agreement with us and ABP Trust, which agreement governs the operations of RMR LLC and the rights and obligations of its members. Through our status as the managing member of RMR LLC, we exercise control over RMR LLC and are responsible for all operational and administrative decisions of RMR LLC and the day to day management of RMR LLC's business.

  ◦
  Distributions by RMR LLC to its Members. We determine when distributions will be made to the members of RMR LLC and the amount of any such distributions, except that RMR LLC is required by the LLC operating agreement to make certain distributions to the members of RMR LLC quarterly on the basis of the assumed tax liabilities of the members and in connection with a dissolution of RMR LLC. Under the LLC operating agreement, all distributions from RMR LLC are to be made to the members of RMR LLC pro rata in accordance with the percentage economic interest of the membership units they hold and net profits and net losses of RMR LLC generally are to be allocated to its members pro rata in accordance with the percentage interest of the membership units they hold. For the fiscal year ended September 30, 2016, pursuant to the LLC operating agreement, RMR LLC made required quarterly tax distributions to holders of its membership units totaling approximately $63.1 million. ABP Trust, as holder of 15,000,000 class A membership units of RMR LLC, received approximately $30.5 million of these distributions by RMR LLC. To fund RMR Inc.'s payment of dividends of $0.5260, $0.2993, $0.25 and $0.25 per Class A Common Share and per Class B-1 Common Share on December 15, 2015, May 19, 2016, August 18, 2016 and November 17, 2016, respectively, RMR LLC paid distributions to holders of its class A membership units and class B

THE RMR GROUP INC.     2017 Proxy Statement    40

      membership units in an equivalent amount per unit. ABP Trust, as holder of 15,000,000 class A membership units of RMR LLC, received an aggregate of approximately $19.9 million of these distributions by RMR LLC.

    ◦
    Coordination of RMR Inc. and RMR LLC. RMR LLC is permitted to issue additional of its membership units from time to time provided that they are substantially equivalent to additional equity securities issued from time to time by us. At any time we issue any equity securities, we have agreed to contribute to RMR LLC the net proceeds, if any, we received in the connection with the issuance. In exchange for the contribution, RMR LLC has agreed to issue to us an equivalent number of units of RMR LLC with substantially the same rights and restrictions. Conversely, if we redeem or repurchase any of our equity securities, RMR LLC will, immediately prior to our redemption or repurchase, redeem or repurchase, upon the same terms and for the same price, an equal number of equity securities of RMR LLC held by us with substantially the same rights and restrictions as the equity securities being redeemed or repurchased. The class A membership units of RMR LLC not held by us and our Class B-2 Common Shares constitute "paired interests." If RMR LLC issues additional class A membership units to someone other than us, we have agreed to issue to that member an equivalent number of our Class B-2 Common Shares.

    ◦
    Redemption Rights of Holders of Class A Membership Units. Holders of class A membership units, other than us, may cause RMR LLC to redeem their class A membership units for Class A Common Shares on a 1:1 basis, or we may elect to pay cash on such redemption. For each class A membership unit redeemed, we will automatically redeem the corresponding Class B-2 Common Share comprising the "paired interest" for no additional consideration.

    ◦
    Transfers of Membership Units of RMR LLC. Membership units of RMR LLC are subject to certain specified restrictions on transfer.

    ◦
    Indemnification and Exculpation. RMR LLC has agreed to indemnify the current and former members of RMR LLC, executive officers and directors of us or RMR LLC, and current and former executive officers and directors of us or RMR LLC serving at our request or the request of RMR LLC as an executive officer or director of another entity, except in certain matters in which it is established that the individual in question received an improper benefit or undertook active and deliberate dishonesty. We, our affiliates and executive officers, the tax matters partner of RMR LLC and the executive officers of RMR LLC will not be liable to RMR LLC or to any non-managing member of RMR LLC for any act or omission performed or omitted by or on behalf of the individual or entity in question in such capacity, with an exception for certain matters for which it is established that the person received an improper benefit or undertook active and deliberate dishonesty.

On December 14, 2015, as contemplated by the transaction agreements, each of GOV, HPT, SIR and SNH completed the pro rata distribution to holders of record of its common shares on November 27, 2015, of 768,032, 2,515,344, 1,580,055 and 2,635,379 Class A Common Shares, respectively. As a shareholder of SIR, GOV received 441,056 Class A Common Shares in this distribution. As a shareholder of each of the Managed REITs, ABP Trust received 90,564 Class A Common Shares in this distribution. In addition to their beneficial ownership of the Class A Common Shares received by ABP Trust in this distribution, Adam Portnoy and Barry Portnoy received 9,938 and 19,283 Class A Common Shares, respectively, in this distribution.

  Tender Offer for Shares of FVE by Our Managing Directors

On November 11, 2016, our Managing Directors, through a subsidiary of ABP Trust, ABP Acquisition LLC, purchased 17,999,999 shares of FVE common stock at $3.00 per share pursuant to a public tender offer. Following this purchase, our Managing Directors, ABP Trust and ABP Acquisition LLC collectively owned 18,339,621 shares of FVE common stock, or approximately 37.0% of FVE's outstanding common stock, as of such date.

THE RMR GROUP INC.     2017 Proxy Statement    41

ABP Acquisition LLC, ABP Trust and our Managing Directors obtained conditional waivers from FVE of certain ownership limitations under FVE's organizational documents, and consents from SNH under its leases, management or other agreements with FVE and from FVE's lenders under FVE's revolving credit agreement, to permit ABP Acquisition LLC's purchase of the FVE common stock in the tender offer.

In connection with ABP Acquisition LLC's purchase of the FVE common stock, ABP Trust, ABP Acquisition LLC and our Managing Directors also entered into a consent, standstill, registration rights and lock-up agreement with FVE pursuant to which ABP Trust, ABP Acquisition LLC and our Managing Directors each agreed not to transfer, except for certain permitted transfers as provided therein, any shares of FVE common stock acquired after October 2, 2016, including shares acquired in the tender offer, but not including shares issued to Adam Portnoy or Barry Portnoy under a FVE equity compensation plan, for a lock-up period of up to ten years. They also each agreed, for a period of ten years, not to engage, and to cause their controlled affiliates (a term which includes us and our subsidiaries) not to engage, in certain activities involving FVE without the approval of the FVE board of directors, including not to make or seek to effect any tender or exchange offer, merger or other business combination or extraordinary transaction involving FVE or a sale of all or a substantial portion of FVE's consolidated assets or solicit proxies to vote any voting securities of FVE or encourage others to take any of the restricted activities. This consent, standstill, registration rights and lock-up agreement also provides ABP Trust, ABP Acquisition LLC and our Managing Directors with certain demand and piggy-back registration rights with respect to certain shares of FVE common stock, at any time after the lock-up period described above, subject to specified terms and conditions.

We and our subsidiaries did not participate in this transaction.

  Leases

As of September 30, 2016, RMR LLC leased office space for use as its headquarters and other offices under various leases from ABP Trust and certain Managed REITs. For the fiscal year ended September 30, 2016, RMR LLC incurred rental expense under these leases aggregating $4.2 million. Generally, the rents RMR LLC pays the Managed REITs were set at the average building rent for third party tenants in the same buildings at the time the leases were entered and the leases were approved by the independent trustees of the applicable Managed REIT. The rents RMR LLC pays to ABP Trust were set based upon a survey of comparable market rents at the time the leases were entered. These leases have various termination dates and several have renewal options. Also, some of these leases allow RMR LLC to terminate such lease early if RMR LLC's management agreements applicable to the buildings in which RMR LLC leases space are terminated.

  Other

We and the six public companies to which RMR LLC provides management services (i.e., the Managed REITs, FVE and TA) participate in a combined directors' and officers' liability insurance policy providing for $10.0 million of combined primary coverage, which also includes errors and omissions coverage for RMR LLC. The combined policy expires in 2018. We paid a premium of $0.2 million for this coverage for the policy year ending September 30, 2017. In September 2016, we participated in a one year extension of this combined policy through September 2018. Our premium for this policy extension was approximately $0.1 million. The premium for the combined policy was allocated among the insured companies after consultation with our insurance broker and approved by each company's board and independent trustees or directors as applicable.

For more information about related person transactions, please see the proxy statements and periodic reports filed with the SEC by the public companies who are our clients, i.e., GOV, HPT, SIR, SNH, FVE, TA and RIF. These SEC filed proxy statements and periodic reports are available at www.sec.gov. Those documents are not incorporated by reference into this Proxy Statement. Also, please see Note 6, Related Party Transactions included in the audited consolidated financial statements included in our Annual Report for additional information regarding related party transactions for the fiscal year ended September 30, 2016.

THE RMR GROUP INC.     2017 Proxy Statement    42

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Directors and certain persons who own more than 10% of the outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of Common Shares with the SEC and NASDAQ; and

  •
  to furnish the Company with copies of the reports.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended September 30, 2016, our executive officers, Directors and greater than 10% beneficial owners timely filed all required Section 16(a) reports, except that one Form 4 reporting one transaction was filed late by Mr. Zeytoonjian.

THE RMR GROUP INC.     2017 Proxy Statement    43

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

The following table sets forth information, as of January 26, 2017, regarding the beneficial ownership of then outstanding Common Shares by each person the Company knows to be the beneficial owner of more than 5% of the respective classes of Common Shares, each Director and Director Nominee, each of our named executive officers, and our Directors and executive officers as a group. Unless otherwise noted, voting power and investment power in Class A Common Shares are exercisable solely by the named person, all percentages of ownership for Class A Common Shares are based on approximately 15,082,432 Class A Common Shares outstanding as of January 26, 2017 and the principal business address of the named beneficial owner is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458-1634.

	Class A Common Shares			Class B-1 Common Shares			Class B-2 Common Shares			Combined Voting Power
Name of Beneficial Owner	Number		%	Number		%	Number		%	%

Government Properties Income Trust	1,214,225		8.1%	—		—	—		—	*%
Hospitality Properties Trust	2,503,777		16.6%	—		—	—		—	1.4%
Select Income REIT	1,586,836		10.5%	—		—	—		—	*%
Senior Housing Properties Trust	2,637,408		17.5%	—		—	—		—	1.5%
ABP Trust	1,090,564	(1)	6.8%	1,000,000		100.0%	15,000,000		100.0%	92.0%
Directors, Director Nominees and Executive Officers:
Adam D. Portnoy	1,111,002	(1)(2)	6.9%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	92.0%
Barry M. Portnoy	1,120,495	(1)(2)	7.0%	1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	92.0%
Jennifer B. Clark	6,241		* %	—		—	—		—	*%
Ann Logan	2,500		* %	—		—	—		—	*%
Walter C. Watkins, Jr.	2,500		* %	—		—	—		—	*%
Rosen Plevneliev	—		—	—		—	—		—	—
All executive officers and directors as a group (13 persons)	1,191,932	(1)	7.4%	1,000,000		100.0%	15,000,000		100.0%	92.1%

  *
  Indicates less than 1.0%.

  (1)
  Beneficial ownership of Class A Common Shares by ABP Trust, Adam Portnoy and Barry Portnoy in the table above reflects the 1,000,000 Class A Common Shares issuable upon conversion of the Class B-1 Common Shares owned by ABP Trust and beneficially owned by Adam Portnoy and Barry Portnoy. These numbers exclude 15,000,000 Class A Common Shares issuable upon redemption of the class A membership units of RMR LLC (which are paired with 15,000,000 Class B-2 Common Shares) owned by ABP Trust and beneficially owned by Adam Portnoy and Barry Portnoy. At our option, we may elect to pay cash in lieu of Class A Common Shares for some or all of such redeemed class A membership units. Amounts exclude fractional shares.

  (2)
  This number represents (or in the case of Class A Common Shares, includes) shares owned by ABP Trust. Voting and investment power with respect to the shares owned by ABP Trust may be deemed to be shared by Adam Portnoy as the President and Chief Executive Officer, a beneficial owner and a trustee of ABP Trust and Barry Portnoy as Chairman, majority beneficial owner and a trustee of ABP Trust. Adam Portnoy and Barry Portnoy are managing trustees of each Managed REIT and each Managed REIT is managed by RMR LLC, of which we are the managing member. Adam Portnoy, Barry Portnoy and RMR LLC may not act to vote or sell the Class A Common Shares beneficially owned by a Managed REIT without the authorization of the board of trustees of the Managed REIT. Each Managed REIT has a board comprised of five trustees. As a result, Adam Portnoy and Barry Portnoy have determined that they do not beneficially own the Class A Common Shares owned by the Managed REITs and therefore the Class A Common Shares owned by the Managed REITs are not referenced as beneficially owned by Adam Portnoy and Barry Portnoy in the above table.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Adam Portnoy, our Managing Director, President and Chief Executive Officer, and Barry Portnoy, our Managing Director, currently serve and have served in the fiscal year ended September 30, 2016 as members of our Compensation Committee. The executive compensation of Adam Portnoy and Barry Portnoy is determined by a subcommittee of the Compensation Committee comprised of the Committee's other members, all of whom are Independent Directors. For more information regarding the relationships of Adam Portnoy and Barry Portnoy with us and our client companies, see "Certain Relationships and Related Person Transactions."

THE RMR GROUP INC.     2017 Proxy Statement    44

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of September 30, 2016, or our "named executive officers". The compensation set forth below includes compensation paid by us and compensation paid by our client companies to our named executive officers in their capacity as our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Adam D. Portnoy	2016	300,000	$2,500,000	556,140	10,600	3,366,740
Managing Director, President and Chief Executive Officer	2015	300,000	2,500,000	172,000	25,304	2,997,304

Barry M. Portnoy	2016	300,000	2,500,000	397,320	10,600	3,207,920
Managing Director	2015	300,000	2,500,000	—	29,911	2,829,911

Jennifer B. Clark	2016	300,000	2,500,000	1,068,345	107,550	3,975,895
Executive Vice President, General Counsel and Secretary	2015	300,000	2,500,000	754,265	111,249	3,665,514

  (1)
  The amounts listed in this column represent the annual cash bonuses to each of the named executive officers. The bonuses are described in more detail below in "Fiscal Year 2016 Executive Compensation—Annual Cash Bonuses."

  (2)
  The values listed in this column include the value of both the Class A Common Shares we awarded to our named executive officers in fiscal year 2016 (including for Adam Portnoy and Barry Portnoy, awards in their capacity as Managing Directors) and the value of the share awards made by our public client companies to our named executive officers in their capacities as officers of those client companies in fiscal year 2016 and 2015. We did not make awards of our shares to our named executive officers during fiscal year 2015.

  The value included for awards made by us represents the grant date fair value of the Class A Common Shares compiled in accordance with ASC 718. No assumptions were used in this calculation. The value included for awards made by our public client companies to our named executive officers during fiscal years 2016 and 2015 represents the grant date fair value of shares compiled in accordance with the Financial Accounting Standards Board Accounting Standards CodificationTM Topic 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505-50"). Awards made by us were made pursuant to our Equity Plan. Awards made by our public client companies were made pursuant to the applicable client company's equity compensation plan. Class A Common Shares we awarded to Adam Portnoy and Barry Portnoy in their capacity as Managing Directors vest at the time of grant. For other awards, generally, one fifth of a share award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the initial grant date, subject to the applicable named executive officer continuing to render significant services, whether as our employee or otherwise, to us or our public client companies and to accelerated vesting under certain circumstances. Holders of shares awarded pursuant to these grants receive any distributions paid on common shares paid by us or the applicable client company on the same terms as other holders of our or the client company's common shares, as applicable.

  The amounts presented in this column exclude shares of our client companies awarded to Adam Portnoy and Barry Portnoy for services as a managing trustee or managing director of a client company in fiscal year 2016 and 2015.

THE RMR GROUP INC.     2017 Proxy Statement    45

    The following table shows the total shares awarded by us and our public client companies to our named executive officers in fiscal year 2016, including vested and unvested portions of each grant.

Name	Company	Grant Date	Number of Shares	Grant Date Fair Value of Share Awards ($)(a)

Adam D. Portnoy	RMR	9/15/2016	10,500	$397,320(b)
	FVE	12/14/2015	15,000	47,700
	TA	12/8/2015	12,000	111,120

				$556,140
Barry M. Portnoy	RMR	9/15/2016	10,500	$397,320(b)

				$397,320
Jennifer B. Clark	RMR	9/15/2016	4,000	151,360
	FVE	12/14/2015	15,000	47,700
	TA	12/8/2015	12,000	111,120
	SNH	9/15/2016	9,500	205,580
	HPT	9/15/2016	7,500	214,275
	GOV	9/15/2016	7,000	155,120
	SIR	9/15/2016	7,000	183,190

				$1,068,345

    (a)
    Equals the number of shares multiplied by the closing price on the date of the award grant, which is also the grant date fair value under ASC 718 or ASC 505-50, as applicable. No assumptions were used in this calculation.

    (b)
    Includes 2,500 Class A Common Shares, valued at $94,600, received by each of Adam Portnoy and Barry Portnoy for services as our Managing Directors.
  (3)
  We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code, or 401(k) plan, in which our named executive officers participate, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column include matching contributions we made to each named executive officer in respect of their participation in our 401(k) as well as adjustments paid. The amounts listed in this column also include distributions received on unvested awards of common shares of our public client companies. In fiscal year 2016, no distributions were paid on our Class A Common Shares between the grant dates and the end of the fiscal year.

THE RMR GROUP INC.     2017 Proxy Statement    46

Outstanding Equity Awards at 2016 Fiscal Year End

			Stock Awards
Name	Client Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Adam D. Portnoy	RMR	9/15/2016	6,400	242,816
	FVE	12/14/2015	12,000	22,920
	FVE	12/15/2014	7,500	14,325
	FVE	12/11/2013	5,000	9,550
	FVE	11/19/2012	2,500	4,775
	TA	12/8/2015	9,600	68,736
	TA	12/2/2014	7,200	51,552
	TA	11/19/2013	3,600	25,776
	TA	12/4/2012	2,400	17,184

				$457,634

Barry M. Portnoy	RMR	9/15/2016	6,400	242,816

				$242,816

Jennifer B. Clark	RMR	9/15/2016	3,200	121,408
	GOV	9/15/2016	5,600	126,672
	GOV	9/2/2015	4,200	95,004
	GOV	9/12/2014	2,400	54,288
	GOV	9/13/2013	800	18,096
	HPT	9/15/2016	6,000	178,320
	HPT	9/2/2015	4,500	133,740
	HPT	9/12/2014	3,000	89,160
	HPT	9/13/2013	1,500	44,580
	SIR	9/15/2016	5,600	150,640
	SIR	9/2/2015	4,200	112,980
	SIR	9/12/2014	2,400	64,560
	SIR	9/13/2013	600	16,140
	SNH	9/15/2016	7,600	172,596
	SNH	9/2/2015	5,700	129,447
	SNH	9/12/2014	3,400	77,214
	SNH	9/13/2013	1,500	34,065
	FVE	12/14/2015	12,000	22,920
	FVE	12/15/2014	7,500	14,325
	FVE	12/11/2013	5,000	9,550
	FVE	11/19/2012	2,500	4,775
	TA	12/8/2015	9,600	68,736
	TA	12/2/2014	7,200	51,552
	TA	11/19/2013	3,600	25,776
	TA	12/4/2012	2,400	17,184

				$1,833,728

  (1)
  Equals the number of shares multiplied by the closing price of our Class A Common Shares or the respective client company's common shares on September 30, 2016.

THE RMR GROUP INC.     2017 Proxy Statement    47

Potential Payments upon Termination or Change in Control

From time to time, we may enter, and our public client companies have entered, into arrangements with our former employees in connection with the termination of their employment with us, providing for the acceleration of vesting of shares previously awarded and, in certain instances, payments for future services to us as a consultant or part time employee and continuation of health care and other benefits. Although neither we nor such client companies have a formal policy, plan or arrangement for payments to our employees in connection with their termination of employment with us, we and such client companies may in the future provide on a discretionary basis for similar payments depending on various factors we or they then consider relevant and if we or such client company believes it is in its best interests to do so.

On September 15, 2016, the Equity Plan Committee approved awards of 8,000 Class A Common Shares to Messrs. Adam Portnoy and Barry Portnoy and 4,000 Class A Common Shares to Ms. Jennifer Clark in their capacities as our named executive officers. These awards were valued at $37.84 per Class A Common Share, the closing price of the Class A Common Shares on NASDAQ on the date the grants were made under our Equity Plan. The form of award agreement for each of these awards provides for vesting of the Class A Common Shares in five equal annual installments beginning on the date of grant and acceleration of vesting of all share awards upon the occurrence of certain change in control or employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of September 30, 2016.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of September 30, 2016 ($)(1)

Adam D. Portnoy	6,400	$242,816
Barry M. Portnoy	6,400	242,816
Jennifer B. Clark	3,200	121,408

  (1)
  Equals the number of shares multiplied by the closing price of the Company's Class A Common Shares on September 30, 2016.

Fiscal Year 2016 Compensation Elements

Each of our named executive officers was provided with the following material elements of compensation in fiscal year 2016:

Base Salary

We pay an annual base salary of $300,000 to each of our named executive officers. Consistent with our historical practice, base salaries for our named executive officers are generally a small part of their total compensation.

Annual Cash Bonuses

Annual cash bonuses are a key component of our named executive compensation and represented the majority of compensation we paid to each of our named executive officers for our 2016 fiscal year. We did not provide guaranteed cash bonuses to any of our named executive officers for fiscal year 2016 and did not set specific performance targets on which bonuses would be payable. Instead, the annual cash bonuses we paid to our named executive officers with respect to fiscal year 2016 were discretionary in amount and were based on a performance evaluation conducted by, in the case of Adam Portnoy and Barry Portnoy, the Equity Plan Committee, and in the case of other named executive officers, our Compensation Committee. The evaluation involved an analysis of both (i) our overall performance and (ii) the performance of the individual officer and his or her contributions to us. We believe this evaluation process allowed us to link pay with performance in the closest way possible and provided us with the

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flexibility necessary to take all relevant factors into account in determining the bonus amounts, including our named executive officers' ability to react to changing circumstances that impact our business. We believe our compensation process provided us with a better compensation structure than a formulaic bonus structure based solely on the achievement of specific pre-established performance targets which may not capture all appropriate factors that materially impacted our or the individual named executive officer's performance.

Equity Awards

At the 2016 Annual Meeting of Shareholders, our shareholders approved the Equity Plan, under which an aggregate of 600,000 Class A Common Shares are available for grants of options to acquire stock, restricted or unrestricted stock, contractual rights to receive stock in the future, stock appreciation rights, other rights to receive compensation in amounts determined by the value of the Class A Common Shares and cash based awards. Employees, Directors, independent contractors and consultants of the Company or any affiliate of the Company are eligible to receive awards under the Equity Plan. Equity awards we make to our employees (including our named executive officers) are made by our Equity Plan Committee. Equity awards made to our employees (including our named executive officers) by our public client companies are made to them by the compensation committees of the boards of such companies.

Retirement Arrangements

We maintain a 401(k) plan for eligible employees, including our named executive officers and provide matching contributions equal to 100.0% of the first 3.0% and 50.0% of the next 2.0% of an employee's cash compensation contributed to the plan up to stated maximums. We do not maintain a defined pension plan or any nonqualified deferred compensation plans.

Employee Benefits

Eligible employees, including our named executive officers, participate in broad based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance. Our named executive officers participate in these programs on the same basis as other eligible employees. We do not provide our named executive officers with perquisites.

Employment Agreements

We have no employment agreements with our named executive officers or any of our other employees.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of our financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended September 30, 2016; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2016, for filing with the SEC.

Ann Logan, Chair Walter C. Watkins, Jr.

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RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 2)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of our operations and industry. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair would consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending September 30, 2017. Ernst & Young LLP has served as our independent auditors since our formation and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended September 30, 2016 and 2015.

	2016 Fees	2015 Fees

Audit Fees	$648,113	$2,293,369
Audit Related Fees	—	—
Tax Fees	10,575	86,750
All Other Fees	508	536

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

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Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2016 and 2015 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by our independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NASDAQ rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in fiscal 2016 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2016 and fiscal 2015 are set forth above. The tax fees charged by Ernst & Young LLP during fiscal 2016 and fiscal 2015 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended September 30, 2016 and 2015, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

We have been advised by Ernst & Young LLP that neither that firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2017 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the 2017 Annual Meeting. If shareholders fail to approve the proposal, the Board may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Executive Vice President, General Counsel and Secretary

Newton, Massachusetts
January 27, 2017

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THANK YOU

Thank you for being a shareholder of The RMR Group Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on March 28, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on March 28, 2017. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m. Eastern time on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to The RMR Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by The RMR Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E16408-P85215 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE RMR GROUP INC. 1. Election of Directors. For Withhold ! ! ! ! ! ! ! ! ! ! Ann Logan For Against Abstain ! ! ! Rosen Plevneliev 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year. Adam D. Portnoy Barry M. Portnoy Walter C. Watkins, Jr. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1 The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2.

THE RMR GROUP INC. ANNUAL MEETING OF SHAREHOLDERS March 29, 2017, 9:30 a.m. Eastern time The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2017 Annual Meeting of Shareholders of The RMR Group Inc. will address the following items of business: 1. Election of all of the Directors identified in the Proxy Statement to the Company's Board of Directors; and 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2017 fiscal year. The Board of Directors recommends a vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2. E16409-P85215 THE RMR GROUP INC. The RMR Group Headquarters Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2017 Annual Meeting of Shareholders of The RMR Group Inc. (the "Company"), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or authorize a proxy online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of The RMR Group Inc. The undersigned shareholder of the Company hereby appoints Adam D. Portnoy, Barry M. Portnoy and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2017 Annual Meeting of Shareholders of the Company to be held at The RMR Group Headquarters, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on March 29, 2017, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the proxy statement, which includes the notice of annual meeting of shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) V.1.1 Address Changes/Comments:

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